NASDAQ: PLMT
KBW Bank Conference
September 14, 2012
Palmetto Bancshares, Inc.
Palmetto Bancshares, Inc.
Holding Company for
Holding Company for

Sam Erwin,
President and Chief Executive Officer
Office: 864-250-6083
Email: serwin@palmettobank.com
Lee Dixon,
Chief Operating and Chief Risk Officer
Office: 864-250-6082
Email: ldixon@palmettobank.com
Exhibit 99.1

NASDAQ: PLMT

Non-GAAP Measures and Forward Looking Statements
This presentation contains financial information determined by methods other than in accordance with Generally Accepted
Accounting Principles (“GAAP”) such as earnings figures excluding credit-related items such as provision for loan losses, loan workout expenses, foreclosed real estate write downs and expenses, and losses on loans held for sale; one-time charges; and
gains on sales. Non-GAAP measures should not be considered as an alternative to any measure of performance as promulgated under GAAP. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.
Certain statements in this presentation contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements are identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,”
“targets,” and “projects,” as well as similar expressions.  Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to: (1) the strength of the United States economy in general and the strength of the local economies in which the Company conducts its operations which could result in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses and the rate of delinquencies and amounts of charge-offs, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (2) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the Company, and the timing and amount of future capital raising activities by the Company, if any; and (3) actions taken by banking regulatory agencies related to the banking industry in general and the Company or the Bank specifically. The assumptions underlying the forward-looking statements could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our Company or any person that the future events, plans, or expectations contemplated by our Company will be achieved. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our reports (such as Annual Reports on Form 10-K, Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K) filed with the U.S. Securities and Exchange Commission (the “SEC”)
and available at the SEC’s Internet site (www.sec.gov), including the “Risk Factors” included therein. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect changes in circumstances or events that occur after the date the forward-looking statements are made.

NASDAQ: PLMT General Background on The Palmetto Bank 3

NASDAQ: PLMT
The Palmetto Bank At a Glance
Headquarters: Greenville, South Carolina
Inception: 1906 (105 years)
Team members (FTE): 322.5
Total assets: $1.181 billion
Total deposits: $1.063 billion
Tangible book value/share: $7.04
Stock price: $7.50 (and as of September 10)
Market capitalization: $95.6 million
Private equity ownership: 87%
NASDAQ Capital Markets: PLMT
Source: financial  and FTE information as of June 30, 2012 per Form 10-Q

NASDAQ: PLMT
Franchise and Leadership
History: 105 year history with strong brand recognition and client loyalty
– $1.2 billion community bank headquartered in Greenville, South Carolina
– Simple capital structure consisting of 100% common stock (no TARP financing)
– Approximately 2,000 shareholders with 87% ownership through eight private equity firms resulting from a $114 million private placement and follow-on offering in October 2010
Franchise: Premier deposit-gathering franchise in attractive banking markets
– 4   largest bank headquartered in South Carolina (6 in deposit share in the Upstate and
1   of banks headquartered in South Carolina)
– 25 branches in the attractive Upstate region of South Carolina with 325 teammates
– Excellent historical financial results as a high performing bank
– Heritage of high touch client service provides platform for enhanced sales culture
Team: Energized and experienced executive leadership team with demonstrated turnaround capabilities
– New senior leadership team starting in 2009 (7 of the 9 are new)
– Experienced team with deep local market relationships
– Proactive and comprehensive Strategic Project Plan implemented and producing measurable results
Asset quality: Asset quality has been aggressively addressed
– Credit problems were identified and have been substantially resolved (with 52% of the losses incurred related to a specific pool of 55 problem assets – losses of $98 million)

th
st
th

I-85 to Charlotte
I-85 to Atlanta
Toxaway
Cashiers
Highlands
Chattooga
Fingerville
Blacksburg
Mayo Mills
East Gaffney
Gaffney
Highland
Tigerville
Gramling
Inman
Inman Mills
Valley Falls
Cowpens
Slater
Marietta
Travelers Rest
Wellford
Duncan
Lyman
Saxon
Spartanburg
Pacolet Mills
Greer
Fairmont Mills
Roebuck
Sarratt
Pickens
Berea
Sans Souci
Taylors
City View
Reidville
Arial
Easley
Welcome
Greenville
Pauline
Jonesville
Dunean
Liberty
Norris
Walhalla
Golden Grove
Simpsonville
Woodruff
West Springs
Central
Buffalo
Monarch
Union
Piedmont
Fountain Inn
Tugaloo
Westminster
Seneca
Utica
Clemson
Enoree
Cross Keys
Oakway
West Pelzer
Williamston
Gray Court
Enoree Creek
Carlisle
Reedy
Belton
Anderson
Saluda
Laurens
Clinton
Whitmire
Homeland Park
Lavonia
Reed Creek
Honea Path
Joanna
Ware Shoals
Carnesville
Canon
Hartwell
Franklin Springs
Royston
Iva
Antreville
Due West
Cross Hill
Newberry
Prosperity
Bowman
Abbeville
Greenwood
Ninety Six
Danielsville
Elberton
Comer
Calhoun Falls

The Palmetto Bank

NASDAQ: PLMT
Established Branch Network
25 branches located in the Upstate region of South Carolina (down from a peak of 33 branches)
Corporate headquarters relocated from Laurens to Greenville, South Carolina, in March 2009 to expand in the Anderson, Greenville and Spartanburg markets along the economically strong Interstate 85 corridor between Atlanta, GA and Charlotte, NC

Georgia
North Carolina
South Carolina

NASDAQ: PLMT
Attractive Size and Franchise
Note: SCBT Financial Corp. financials do not reflect the acquisition of Savannah Bancorp, Inc. announced on August 8, 2012
Source: SNL Financial LC; deposit data as of June 30, 2011, total company assets as of most recent quarter available
Strategically well-positioned as both an acquirer or
as an entry point into South Carolina for a merger partner

Rank
Among SC-
Based
Banks Company Name City
Total Company
Assets
($000)
Total
SC Deposits
2011
($000)
SC Deposit
Market
Share 2011
(%)
1 First Citizens Bancorp. Inc. Columbia 8,240,135 6,176,963 9.10
2 SCBT Financial Corp. Columbia 4,373,269 2,791,628 4.11
3 First Financial Holdings Inc. Charleston 3,304,174 2,687,814 3.96
4 Palmetto Bancshares Inc. Greenville 1,180,960 1,076,345 1.59
5 CNB Corp. Conway 930,166 737,775 1.09
6 Carolina Financial Corp. Charleston 826,855 658,781 0.97
7 Security Federal Corp. Aiken 910,112 658,354 0.97
8 Southern First Bancshares Inc. Greenville 759,632 557,894 0.82
9 Arthur Financial Corp. Union 565,454 531,857 0.78
10 HCSB Financial Corp. Loris 536,744 517,598 0.76

NASDAQ: PLMT
Attractive Markets in Upstate South Carolina
Branches located in nine counties in the Upstate which represent approximately 1/3rd of South Carolina’s population and deposits
Fourteen branches located in Greenville and Spartanburg counties, the largest and fourth largest counties in South Carolina, where combined population growth since 2000 averaged 17.8% compared to 16.7% for South Carolina and 10.4% nationwide
The Upstate Region:
Located adjacent to major transportation corridors and centrally located between Charlotte, NC and Atlanta, GA
Diversified and broad economic base
Highest international investment per capita in the nation with more than 250 international firms
One of the fastest growing and economically attractive regions in South Carolina and in the Southeast in recent years
Academic center with Clemson University, Furman University, Wofford College, Converse College and USC Upstate
Source: SNL Financial LC; data as of June 30, 2011
County
Market
Rank
Number
of
Branches
Company
Deposits
in Market
($000)
Average
Deposits
Per
Branch
($000)
Deposit
Market
Share
(%)
Percent of
State
Franchise
(%)
Total
Population
2011
(Actual)
Population
Change
2000-2011
(%)
Projected
Population
Change
2011-2016
(%)
Greenville 8 9 343,775 38,197 3.18 31.94 459,324 21.00 8.15
Laurens 1 3 194,050 64,683 36.86 18.03 66,287 (4.71) (1.77)
Spartanburg 10 5 164,594 32,919 3.91 15.29 286,838 13.02 4.67
Anderson 9 2 114,075 57,038 4.91 10.60 188,659 13.83 4.77
Greenwood 4 2 113,085 56,543 13.23 10.51 69,904 5.48 1.84
Cherokee 4 1 56,311 56,311 11.89 5.23 55,798 6.21 3.00
Abbeville 5 1 30,574 30,574 12.12 2.84 25,294 (3.34) (1.86)
Oconee 10 1 30,403 30,403 2.64 2.82 74,978 13.23 4.82
Pickens 12 1 29,478 29,478 1.89 2.74 119,793 8.16 2.93
Total 25 1,076,345 43,054 100.00 1,346,875 13.12 5.07
Weighted Average: South Carolina Franchise 10.72 4.02
Aggregate: Entire State of South Carolina 4,682,632 16.72 6.02
Aggregate: National 10.41 3.42

NASDAQ: PLMT

Sam Erwin, President and Chief Executive Officer
Hired in March 2009
22 years of banking experience
CEO of Community Bankshares, Inc., Orangeburg, SC ($576 million in assets)
– Addressed serious asset quality and organizational issues
– Successful resolution of asset quality issues ultimately resulted in sale of the bank for a significant market premium in October 2008 at two times book value despite a depressed market
Lee Dixon, Chief Operating and Chief Risk Officer
Hired in May 2009
24 years of business experience including 21 years of banking experience
Partner at PricewaterhouseCoopers LLP
– Banking clients ranged from $100 million asset community banks to the largest national and regional banks
(Bank of America, Wachovia, and BB&T)
– Extensive operational experience covering all aspects of banking and financial services
– Key player on deal teams in many mergers and acquisition engagements and integration teams
Energized and Experienced Management Team
Roy Jones, Chief Financial Officer
Hired in November 2010
22 years of banking and banking-related experience
– Various finance and accounting leadership positions with banks ranging from national banks (NationsBank/Bank of America) to large regional banks (The South Financial Group/TD Bank, Barnett Bank) as well as CFO of $800 million asset community bank
– Started career with PricewaterhouseCoopers LLP in the firm’s financial services audit practice

NASDAQ: PLMT
Energized and Experienced Management Team
Coleman Kirven, Commercial Banking Executive
Started in this role in July 2011 (hired in January 2005)
19 years of business experience including 16 years of retail, commercial and mortgage banking
– Previous bank experience includes BB&T, CapitalBank, and Carolina First Bank (The South Financial Group)
Trish Springfield, Retail Banking Executive
Hired in October 2010
24 years of retail banking and related experience
– Key role in branch training, marketing, retail sales, branch network analysis and incentive plan design; prior experience includes National Bank of Commerce/SunTrust, National Commerce Bank Services, Trustmark
National Bank, and Carolina First Bank (The South Financial Group)
Jack McElveen, Chief Credit Officer
Hired in July 2009
27 years of banking experience related mainly to lending, underwriting, credit policy and credit review
Senior credit-related roles for various banking organizations since 2002, including at Community
Bankshares with Mr. Erwin
– Brought deep experience and capabilities and made significant improvements in credit processes, procedures, infrastructure, reporting, staffing and loan workout in a very short period of time

NASDAQ: PLMT

Teresa Knight, Bank Administration and HR Executive
Hired in May 1981
34 years of business experience including 31 years with The Palmetto Bank
– Range of responsibilities during tenure at the Bank, including Retail leadership, consumer lending, marketing and, most recently, human resources
Energized and Experienced Management Team
Matt Walter, Treasurer & Chief Investment Officer
Hired in August 1990
22 years of banking experience (all with The Palmetto Bank)
– Prior to assuming the Treasurer role in 2009 worked in both Retail and Commercial roles. Currently engaged in oversight of the investment securities portfolio, leading the Bank’s Asset-Liability Committee and balance sheet management
Mark Terry, Chief Information Officer
Hired in May 2011
22 years of information technology management experience, including 20 years in banking
– Led information technology initiatives in healthcare, insurance and financial services industries, including a $1 billion asset community bank
– Managed technology and operations projects for several de novo startups and mergers & acquisition

NASDAQ: PLMT
The Turnaround Summary
Balance sheet (loan) “growth imperative” resulted in rapid growth in real estate loans during 2004 to 2009 (balance sheet grew 60% from $893 million to $1.436 billion)
– Heavy concentration in acquisition, development and construction loans with a higher volume of individually larger real estate loans including purchased participations, brokered loans, and out-of-market loans
– Originations continued into 2008 when both the overall economy and real estate market were deteriorating
Chief Executive Officer, Chief Operating and Chief Risk Officer, and Chief Credit Officer were replaced by a new management team in March to July 2009
– Rapid transition from a “family owned bank” to a disciplined public company
– Transformed Board with complete engagement and quick action (including three new
Directors in 2010 from private equity investors)
New management quickly developed and implemented a comprehensive Strategic Project Plan in
2009 to address all major areas with an immediate emphasis on aggressively resolving asset quality issues
– Provisions of Consent Order effective June 2010 had been anticipated and included in the
Plan
– Capital raise completed in October 2010 ($114 million private placement and follow-on offering)
– Nonperforming assets aggressively resolved, including through bulk sales (down 73% from the peak in March 2010)
Management has set a new course which is now focused on a “Value Creation Strategy” that builds on the Company’s 105 year heritage as it returns to sustained profitability

NASDAQ: PLMT Strategic Focus 13

NASDAQ: PLMT
Evolution of Big Picture Strategic Focus
• 2009
– Quantify depth of credit loss hole
– Strategic Project Plan to survive
and thrive
– Prepare for regulatory agreement
• 2010
–
Raise capital ($114 million in
October 2010)
– Process improvement
– Change management
• 2011
– Performance culture and talent
management
– Operating earnings
– Client focus

• 2012
– Profitability
– Expense reductions
– Technology
enhancements
– Palmetto Partnership
•
2013
-
Sustained and
predictable earnings
-
Niche lending and
Treasury services
-
Value creation
-
Client experience

NASDAQ: PLMT

Strategic Priorities
2012
1. Return to profitability
2. Improve asset quality
3. Exit regulatory agreement
4. Execute on client service and
support through Palmetto
Partnership
5. Develop a high performing
culture and winning team
2013
Increase the value of
The Palmetto Bank franchise by:
1. Improving profitability to
become a high performing
bank
2. Enhancing the client
experience
3. Cultivating a high performing
culture and winning team
4. Exiting the regulatory
agreement, including
improvement in asset quality
5. Operating with sound risk
management

NASDAQ: PLMT
Value Creation Strategy
and the Client Experience
1. What actions do we need to take to increase
the Value of The Palmetto Bank franchise?
2. Are all of our actions contributing to an
enhanced Client Experience?

NASDAQ: PLMT

Big Picture Strategy –
Line of Business Delineation is Critical to
Improved Profitability and Risk Management
1. Retail Bank: primarily manage funding cost through low cost deposits and expanding household penetration
2. Commercial Bank: primarily generate income  through lending and ancillary services
3. Wealth Management: primarily generate incremental revenue and provide “full service” banking
4. Support departments: enable the above with disciplined expense management and sound risk management
By line of business, tailored go-to-market strategies, products, services, bundled offerings, expertise, technology, infrastructure, marketing, etc.
Out-service the big banks and
out-muscle the little banks!

NASDAQ: PLMT 2012 Strategic Priorities 18

NASDAQ: PLMT

2012 Strategic Priorities
1. Return to profitability
2. Improve asset quality
3. Exit regulatory agreement
4. Execute on client service and support
through Palmetto Partnership
5. Develop a high performing culture and
winning team
While keenly focused on the above in 2012,
we are already executing on 2013 Strategic Priorities.

NASDAQ: PLMT 1. Return to Profitability 20

NASDAQ: PLMT
Pre-Tax Loss

Strategic problem asset
sales at discounted prices
$3,117
$(27,772)
$(21,939)
$(15,619)
$(8,334)
$(13,326)
$(21,359)
$(18,525)
$(6,028)
$(10,760)
$(6,824)
$(2,452)
$(70)
$(3,638)
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012

NASDAQ: PLMT
Operating Earnings
(excluding credit costs and non-recurring items)

$5,333
$2,294
$3,631
$3,361
$2,868
$1,996
$977
$966
$1,475
$2,338
$4,321
$3,733
$4,683
$4,496
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012

NASDAQ: PLMT
The Path to Profitability
• Making money on an operating basis in spite of:
– Low interest rates and flat yield curve
(compressed net interest margin)
– Higher regulatory costs and revenue
restrictions (lower service charges, higher
FDIC premiums, etc.)
– High operating expenses from workout mode
and catch up in infrastructure and technology
The core franchise is generating operating
earnings on a day-to-day basis.

NASDAQ: PLMT
Net Interest Income

3.62%
2.82%
3.15%
3.06%
3.34%
3.23%
2.91%
2.69%
3.18%
3.32%
3.53%
3.65%
3.71%
3.56%
5.21%
4.45%
4.73%
4.56%
4.63%
4.37%
4.08%
3.74%
4.06%
4.12%
4.26%
4.27%
4.20%
4.03%
1.86%
1.91%
1.80%
1.70%
1.45%
1.30%
1.32%
1.25%
1.06%
0.99%
0.91%
0.78%
0.61%
0.59%
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
Net Interest Margin Total yield on interest earning assets Total rate on interest-bearing liabilities

NASDAQ: PLMT
$1,167,924
$1,138,832
$1,082,313
$1,044,196
$1,011,368
$969,142
$919,844
$864,376
$824,852
$821,197
$817,691
$791,384
$779,231
$742,221
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
Commercial Retail Loans held for sale
Loans

2%
11%
6%
43%
20%
18%

1%
11%
6%
41%
20%
21%

The Palmetto Bank

NASDAQ: PLMT
Noninterest Income
(excluding securities gains and non-recurring items)

$3,767
$4,496
$4,010
$4,131
$3,930
$3,728
$4,060
$3,404
$3,572
$3,702
$4,300
$3,695
$3,930
$4,104
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
1Q 2012
Service charges on deposit
acconts, net
Fees for trust, investment
management and brokerage
Mortgage-banking
Automated teller machine
Merchant services
Bankcard services
Other
2Q 2012
Service charges on deposit acconts, net
Fees for trust, investment management
and brokerage
Mortgage-banking
Automated teller machine
Merchant services
Bankcard services
Other

NASDAQ: PLMT
Noninterest Expense
(excluding provision for loan losses)

$10,336
$12,026
$13,039
$12,875
$12,639
$14,808
$22,011 $22,054
$14,061
$17,708
$16,472
$15,141
$11,931
$19,234
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
Operating noninterest expense Credit-related expenses

NASDAQ: PLMT
Efficiency Ratio

Medium Term Target = 60% (GAAP)
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%
140.0%
160.0%
180.0%
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
Efficiency Ratio - GAAP Efficiency Ratio - before credit-related and non-recurring items, ex-securities gains
66.1%
84.4%
86.4%
88.9%
84.0%
104.0%
160.1%
157.2%
103.9%
123.4%
108.0%
103.1%
81.9%
80.0%
83.9%
76.0%
76.8%
80.2%
86.0%
92.9%
92.5%
89.1%
83.6%
71.7%
74.4%
67.8%
68.3%
3Q 2010
65.9%

NASDAQ: PLMT
Expense Reduction through Project SAVE
$6.2 million of annual expense
Savings through Automation, Vendor management and Efficiency
• Outsourcing
– Asset-liability management and Internal Audit co-sourcing began
January 1, 2012
– Check processing outsourcing and related deposit statements process on April 27, 2012
• Branch reduction (from 29 to 25)
– Two consolidations completed on March 30, 2012
– Two sales completed on July 1, 2012
• Compensation and benefits
– Headcount reduced 20% from peak of 420 at December 31, 2008  to
323 at June 30, 2012
– Salary freeze re-instated in 2012
– Regular 401(k) Plan employer match suspended in 2012

NASDAQ: PLMT
Remainder of 2012
1. Emphasis on quality loan production, including
niches (Small Business Administration,
Commercial & Industrial, Corporate Lending,
Indirect Auto and Mortgage)
2. Margin and fee income pressure, with keen
focus on reducing funding costs
3. Lower, more predicable credit-related expenses
4. Clear focus on operating expense reduction
5. Expected to return to quarterly profitability

NASDAQ: PLMT 2. Improve Asset Quality 31

NASDAQ: PLMT
Return to Profitability and
Improve Asset Quality
• Objectives are inter-related with financial results driven primarily by credit losses
•
Significant reduction
in problem assets and improving quarterly
trends - reduced
– Number of problem assets
– Size of problem assets
– Losses on problem assets
– Inflows of problem assets
• Strategic decision in second quarter 2012 to sell problem assets at discounts given
– Ongoing cost to carry (taxes, insurance, legal fees, utilities, repairs, etc.)
– Regulatory and investor perspective on aggregate amount
– Public perception of continued quarterly losses

Nonperforming Assets

$63,648
$113,413
$120,297
$124,950
$142,161
$118,280
$113,411
$111,492
$101,484
$87,073
$89,858
$80,852
$72,333
$38,922
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
$-
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
Nonperforming assets NPA to total assets
NASDAQ: PLMT

NASDAQ: PLMT
Nonaccrual Loan Inflows

$13,983
$71,020
$28,784
$18,419
$22,423
$2,930
$21,420
$27,449
$10,100
$4,012
$14,140
$6,417
$1,885
$3,520
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012

Commercial Real Estate Loans

$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012
Development CRE
Existing and Other CRE CRE Owner Occupied and Residential
NASDAQ: PLMT

Commercial Real Estate as % of Tier 1 Capital 36 541.3% 596.1% 608.3% 571.2% 639.3% 701.7% 881.3% 341.6% 318.5% 326.0% 326.7% 306.1% 296.5% 288.4% NASDAQ: PLMT

$488
$687
$687
$3,757
$2,175
$30,000
$24,000
$17,225
$10,750
$12,750
$13,100
$10,500
$5,500
$7,400
$5,600
$2,000
$2,700
$8,450
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012

The Palmetto Bank

NASDAQ: PLMT Provision for Loan Losses 37 Strategic problem asset sales at discounted prices

NASDAQ: PLMT 3. Exit Regulatory Agreement 38

NASDAQ: PLMT
Consent Order and
Regulatory Examinations

• Consent Order: in compliance with all provisions
– Continued focus on reducing commercial real estate
concentration
– Elevated leverage capital ratio requirement (8%)
– Prohibitions on incentive compensation and acquisitions
• FDIC insurance premiums are based in part on the overall
ratings from the annual Safety and Soundness
examinations
– Starting in the second quarter 2012, our annual
premiums were reduced by $1 million based on current
deposit levels

NASDAQ: PLMT 4. Execute on Client Service and Support through Palmetto Partnership 40

NASDAQ: PLMT The Path To Profitability! Project SAVE The Palmetto Partnership Profitability Driven by... Executing Clients 41

NASDAQ: PLMT Leveraging Technology to Improve the Client Experience 42

NASDAQ: PLMT
Technology Upgrades to Meet Client Expectations
Upgraded ATM fleet and locations
DONE!
Upgraded Telephone Automatic Voice Response Unit
DONE!
Upgraded Remote Deposit Capture
DONE!
Upgraded Statements
DONE!
New Automated Wire Transfer System
DONE!
Upgraded Real Time Online Banking
DONE!
Upgraded E-Statement System
DONE!
New Mobile Friendly Web Site September
New Deposit Taking/Imaging ATMs September

NASDAQ: PLMT
Technology Upgrades to Meet Client Expectations

New ACH Fraud Control
September
New Mobile Banking and App
October
Upgraded Web Site October
New Online Personal Finance System December
New Electronic Notices Delivered for Loans &
Deposits
TBD
New Person to Person Payments TBD
New Commercial Positive Pay TBD
New Electronic Check Recovery TBD
New Lockbox System TBD

NASDAQ: PLMT
Technology Upgrades to
Improve Risk Management and Profitability Analytics
New Server Automated Monitoring
DONE!
New Email Archiving
DONE!
Upgraded Core Processing Hardware with Backup September
Upgraded General Ledger, Accounts Payable & Financial
Reporting (Prologue)
September
Upgraded Customer Relationship Management System
(Encore)
October
New Report Writer and Automated Dashboards
(Data Warehouse)
November

NASDAQ: PLMT 5. Develop a High Performing Culture and Winning Team 46

NASDAQ: PLMT
Critical Elements of Our Evolving Culture
1. Continuous improvement culture (including
“possibility thinking”, automation, and expense
consciousness)
2. Client service and support culture Palmetto
Partnership
3. Performance culture (personally and corporately)
4. Winning culture!

NASDAQ: PLMT Strategic Outlook 48

NASDAQ: PLMT
2012 Outlook
1. General economic challenges although some have begun to
moderate in the Upstate
2. Manage net interest income through continued reduction in time deposit balances and rates, and reinvestment of excess cash
3. Improving loan production but still a challenge and very competitive
4. Focus on fee income, including Treasury Services, Mortgage, Trust and Investments
5. Credit losses expected to be significantly lower and more predictable
6. Sustained focus on efficiency and continued operating expense reductions
7. Enhanced infrastructure, including continued technology investment
8. Recruit high-performing lenders and lending teams
9. Ongoing talent management
Projected to return to quarterly profitability in 2012

NASDAQ: PLMT
Longer-Term Outlook
1. Improving and sustained profitability
2. Removal of Consent Order (2013?)
3. Reduction of allowance for loan losses coverage ratio
4. Reversal of deferred tax asset valuation allowance
5. Improved efficiency ratio (continuation of Project SAVE)
6. Focused loan production strategy (SBA, C&I, Corporate,
Indirect Auto and Mortgage)
7. Net interest margin management
8. Growth through mergers and acquisitions (including potential niche businesses)

NASDAQ: PLMT Overall Summary 51

NASDAQ: PLMT
Value Creation and the Client Experience
Now spending much more of our time and energy on the
future instead of the past…
1. An experienced team, including M&A and niche expertise
(Retail, Commercial, SBA, Corporate, C&I, etc.)
2. Product and service bundling focused on the business
and personal life cycles of our clients and prospects
3. Structured and disciplined sales and business
development process through Palmetto Partnership
4. Client onboarding and assimilation program to engender
loyalty and identify cross-sell opportunities
5. Technology that is competitive with the big banks and not offered by the smaller community banks

NASDAQ: PLMT
Summary Thoughts on the Path Forward
1. Significant progress on the path to profitability
2. Asset quality has been aggressively improved
3. Substantially completed the transition from “workout” mode to
“value creation” mode
4. Clarity of the path forward - more focused Bank, department, and individual objectives and expectations
5. Dedicated team and pride in our Bank
6. High expectations to cultivate a performance culture and winning team
7. Sense of urgency continues and we insist on results, not activity
8. Taking advantage of market disruption
9. We are moving the Bank forward – with intense focus on
profitability, value creation and the client experience
Proactive, comprehensive and focused strategic plan being executed

NASDAQ: PLMT

Value of The Palmetto Bank Franchise
1. 105 year legacy with excellent reputation and strong brand recognition
2. Historical high performing financial results, with history of innovation and balanced and fair pricing to our clients
3. Premier deposit-gathering franchise in an attractive banking market with strong deposit gathering capability
– 4
th
largest bank headquartered in South Carolina
– 6
th
in deposit share in the Upstate and
1
st
of banks headquartered in South Carolina
– 25 branches in the economically attractive Upstate market along the Interstate 85 corridor between Atlanta and Charlotte
4. Heritage of deep client relationships and loyalty, with high touch client service platform to be leveraged for enhanced sales culture